                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Charles A. Fiumefreddo, whose signature appears below, constitutes and appoints Barry Fink, Ronald E. Robison, Stefanie V. Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities to sign, any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   January 30, 2004



                                                    /s/ Charles A. Fiumefreddo
                                                   -----------------------------
                                                   Charles A. Fiumefreddo

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   January 30, 2004



                                                   /s/ Manuel H. Johnson
                                                   -----------------------------
                                                   Manuel H. Johnson

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   January 30, 2004



                                                   /s/ Michael E. Nugent
                                                   -----------------------------
                                                   Michael E. Nugent

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Edwin J. Garn, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   January 30, 2004



                                                   /s/ Edwin J. Garn
                                                   -----------------------------
                                                   Edwin J. Garn

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 2004



                                                   /s/ Michael Bozic
                                                   -----------------------------
                                                   Michael Bozic

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 2004



                                                   /s/ Joseph J. Kearns
                                                   -----------------------------
                                                   Joseph J. Kearns

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Philip J. Purcell, whose signature appears below, constitutes and appoints Barry Fink, Ronald E. Robison, Stefanie
V. Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   January 30, 2004



                                                   /s/ Philip J. Purcell
                                                   -----------------------------
                                                   Philip J. Purcell

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Wayne E. Hedien, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 2004



                                                   /s/ Wayne E. Hedien
                                                   -----------------------------
                                                   Wayne E. Hedien

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Jay Baris or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated: January 30, 2004



                                                   /s/ Fergus Reid
                                                   -----------------------------
                                                   Fergus Reid

                                POWER OF ATTORNEY



         KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Barry Fink, Ronald E. Robison, Stefanie
V. Chang Yu and Mary E. Mullin, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign any Form N-14, amendments to any Form N-14, any registration statement or amendments to any registration statement of ANY OF THE MORGAN STANLEY FUNDS SET FORTH IN APPENDX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.

Dated:   January 30, 2004



                                                   /s/ James F. Higgins
                                                   -----------------------------
                                                   James F. Higgins

                                   APPENDIX A

                                 MORGAN STANLEY
                         RETAIL AND INSTITUTIONAL FUNDS
                                       AT
                                JANUARY 30, 2004

                                  RETAIL FUNDS

OPEN-END RETAIL FUNDS


         TAXABLE MONEY MARKET FUNDS

1.       Active Assets Government Securities Trust ("AA Government")
2.       Active Assets Institutional Government Securities Trust
         ("AA Institutional Government")
3.       Active Assets Institutional Money Trust ("AA Institutional Money")
4.       Active Assets Money Trust ("AA Money")
5.       Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")
6.       Morgan Stanley U.S. Government Money Market Trust ("Government Money")


         TAX-EXEMPT MONEY MARKET FUNDS

7.       Active Assets California Tax-Free Trust ("AA California")
8.       Active Assets Tax-Free Trust ("AA Tax-Free")
9.       Morgan Stanley California Tax-Free Daily Income Trust
         ("California Tax-Free Daily")
10.      Morgan Stanley New York Municipal Money Market Trust ("New York Money")
11.      Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")


         EQUITY FUNDS

12.      Morgan Stanley Aggressive Equity Fund ("Aggressive Equity")*
13.      Morgan Stanley Allocator Fund ("Allocator Fund")*
14.      Morgan Stanley American Opportunities Fund ("American Opportunities")*
15.      Morgan Stanley Biotechnology Fund ("Biotechnology Fund")*
16.      Morgan Stanley Capital Opportunities Trust ("Capital Opportunities")*
17.      Morgan Stanley Developing Growth Securities Trust
         ("Developing Growth")*
18.      Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth")*
19.      Morgan Stanley European Growth Fund Inc. ("European Growth")*
20.      Morgan Stanley Financial Services Trust ("Financial Services")*
21.      Morgan Stanley Fund of Funds ("Fund of Funds")*
            o   Domestic Portfolio
            o   International Portfolio
22.      Morgan Stanley Fundamental Value Fund ("Fundamental Value")*
23.      Morgan Stanley Global Advantage Fund ("Global Advantage")*
24.      Morgan Stanley Global Dividend Growth Securities
         ("Global Dividend Growth")*
25.      Morgan Stanley Global Utilities Fund ("Global Utilities")*



26.      Morgan Stanley Growth Fund ("Growth Fund")*
27.      Morgan Stanley Health Sciences Trust ("Health Sciences")*
28.      Morgan Stanley Income Builder Fund ("Income Builder")*
29.      Morgan Stanley Information Fund ("Information Fund")*
30.      Morgan Stanley International Fund ("International Fund")*
31.      Morgan Stanley International SmallCap Fund ("International SmallCap")*
32.      Morgan Stanley International Value Equity Fund ("International Value")*
33.      Morgan Stanley Japan Fund ("Japan Fund")*
34.      Morgan Stanley KLD Social Index Fund ("KLD Social Index")*
35.      Morgan Stanley Latin American Growth Fund ("Latin American Growth")*
36.      Morgan Stanley Market Leader Trust ("Market Leader")*
37.      Morgan Stanley Mid-Cap Value Fund (Mid-Cap Value")*
38.      Morgan Stanley Nasdaq-100 Index Fund ("Nasdaq-100")*
39.      Morgan Stanley Natural Resource Development Securities Inc.
         ("Natural Resource")*
40.      Morgan Stanley Pacific Growth Fund Inc. ("Pacific Growth")*
41.      Morgan Stanley Real Estate Fund ("Real Estate")*
42.      Morgan Stanley Small-Mid Special Value Fund (Small-Mid Special Value")*
43.      Morgan Stanley S&P 500 Index Fund ("S&P500 Index")*
44.      Morgan Stanley Special Growth Fund ("Small Cap Growth")*
45.      Morgan Stanley Special Value Fund ("Special Value")*
46.      Morgan Stanley Total Market Index Fund ("Total Market Index")*
47.      Morgan Stanley Total Return Trust ("Total Return")*
48.      Morgan Stanley Utilities Fund ("Utilities Fund")*
49.      Morgan Stanley Value-Added Market Series ("Value-Added")*
50.      Morgan Stanley Value Fund ("Value Fund")*


         BALANCED FUNDS

51.      Morgan Stanley Balanced Growth Fund ("Balanced Growth")*
52.      Morgan Stanley Balanced Income Fund ("Balanced Income")*


         ASSET ALLOCATION FUND

53.      Morgan Stanley Strategist Fund ("Strategist Fund")*


         TAXABLE FIXED-INCOME FUNDS

54.      Morgan Stanley Convertible Securities Trust  ("Convertible Securities")*
55.      Morgan Stanley Federal Securities Trust ("Federal Securities")*
56.      Morgan Stanley Flexible Income Trust ("Flexible Income")*
57.      Morgan Stanley High Yield Securities Inc ("High Yield Securities")*
58.      Morgan Stanley Limited Duration Fund ("Limited Duration Fund")
59.      Morgan Stanley Limited Duration U.S. Treasury Trust
         ("Limited Duration Treasury")
60.      Morgan Stanley Quality Income Securities ("Quality Income")*
61.      Morgan Stanley Total Return Income Securities Fund
         ("Total Return Income")*
62.      Morgan Stanley U.S. Government Securities Trust
         ("Government Securities")*


         TAX-EXEMPT FIXED-INCOME FUNDS

63.      Morgan Stanley California Tax-Free Income Fund ("California Tax-Free")*
64.      Morgan Stanley Hawaii Municipal Trust ("Hawaii Municipal")
65.      Morgan Stanley Limited Term Municipal Trust ("Limited Term Municipal")
66.      Morgan Stanley Multi-State Municipal Series Trust
         ("Multi-State Series")
            o   Arizona Series
            o   Florida Series
            o   New Jersey Series
            o   Pennsylvania Series
67.      Morgan Stanley New York Tax-Free Income Fund ("New York Tax-Free")*
68.      Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt Securities")*


         SPECIAL PURPOSE FUNDS

69.      Morgan Stanley Select Dimensions Investment Series
         ("Select Dimensions")

            o   American Opportunities Portfolio
            o   Balanced Growth Portfolio
            o   Capital Opportunities Portfolio
            o   Developing Growth Portfolio
            o   Dividend Growth Portfolio
            o   Flexible Income Portfolio
            o   Global Equity Portfolio
            o   Growth Portfolio
            o   Money Market Portfolio
            o   Utilities Portfolio
            o   Value-Added Market Portfolio

70.      Morgan Stanley Variable Investment Series ("Variable Investment")

            o   Aggressive Equity Portfolio
            o   Dividend Growth Portfolio
            o   Equity Portfolio
            o   European Growth Portfolio
            o   Global Advantage Portfolio
            o   Global Dividend Growth Portfolio
            o   High Yield Portfolio
            o   Income Builder Portfolio
            o   Information Portfolio
            o   Limited Duration Portfolio
            o   Money Market Portfolio
            o   Pacific Growth Protfolio
            o   Quality Income Plus Portfolio
            o   S&P 500 Index Portfolio
            o   Strategist Portfolio
            o   Utilities Portfolio



CLOSED-END RETAIL FUNDS

         TAXABLE FIXED-INCOME CLOSED-END FUNDS

71.      Morgan Stanley Government Income Trust ("Government Income")
72.      Morgan Stanley Income Securities Inc. ("Income Securities")
73.      Morgan Stanley Prime Income Trust ("Prime Income")


         TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

74.      Morgan Stanley California Insured Municipal Income Trust
         ("California Insured Municipal")
75.      Morgan Stanley California Quality Municipal Securities
         ("California Quality Municipal")
76.      Morgan Stanley Insured California Municipal Securities
         ("Insured California Securities")
77.      Morgan Stanley Insured Municipal Bond Trust ("Insured Municipal Bond")
78.      Morgan Stanley Insured Municipal Income Trust
         ("Insured Municipal Income")
79.      Morgan Stanley Insured Municipal Securities
         ("Insured Municipal Securities")
80.      Morgan Stanley Insured Municipal Trust ("Insured Municipal Trust")
81.      Morgan Stanley Municipal Income Opportunities Trust
         ("Municipal Opportunities")
82.      Morgan Stanley Municipal Income Opportunities Trust II
         ("Municipal Opportunities II")
83.      Morgan Stanley Municipal Income Opportunities Trust III
         ("Municipal Opportunities III")
84.      Morgan Stanley Municipal Premium Income Trust ("Municipal Premium")
85.      Morgan Stanley New York Quality Municipal Securities
         ("New York Quality Municipal")
86.      Morgan Stanley Quality Municipal Income Trust
         ("Quality Municipal Income")
87.      Morgan Stanley Quality Municipal Investment Trust
         ("Quality Municipal Investment")
88.      Morgan Stanley Quality Municipal Securities
         ("Quality Municipal Securities")

*- Denotes Retail Multi-Class Fund


                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.       Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

         Active Portfolios:

            o   Active International Allocation Portfolio
            o   Asian Real Estate Portfolio
            o   Emerging Markets Portfolio
            o   Emerging Markets Debt Portfolio
            o   Equity Growth Portfolio
            o   European Value Equity Portfolio
            o   European Real Estate Portfolio
            o   Focus Equity Portfolio




            o   Global Franchise Portfolio
            o   Global Value Equity Portfolio
            o   International Equity Portfolio
            o   International Magnum Portfolio
            o   International Small Cap Portfolio
            o   Japanese Value Equity Portfolio
            o   Latin American Portfolio
            o   Money Market Portfolio
            o   Municipal Money Market Portfolio
            o   Small Company Growth Portfolio
            o   Technology Portfolio
            o   U.S. Real Estate Portfolio
            o   Value Equity Portfolio

         Inactive Portfolios*:

            o   Asian Equity Portfolio
            o   China Growth Portfolio
            o   Gold Portfolio
            o   Micro-Cap Portfolio
            o   Mortgage Backed Securities Portfolio
            o   Municipal Bond Portfolio
            o   U.S. Equity Portfolio

2.       Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

         Active Portfolios:

            o   Advisory Foreign Fixed Income II Portfolio
            o   Advisory Foreign Fixed Income Portfolio
            o   Advisory Mortgage Portfolio
            o   Balanced Portfolio
            o   Cash Reserves Portfolio
            o   Core Plus Fixed Income Portfolio
            o   Equity Portfolio
            o   High Yield Portfolio
            o   Intermediate Duration Portfolio
            o   International Fixed Income Portfolio
            o   Investment Grade Fixed Income Portfolio
            o   Limited Duration Portfolio
            o   Mid-Cap Growth Portfolio
            o   Municipal Portfolio
            o   Strategic Small Value Portfolio
            o   U.S. Core Fixed Income Portfolio


----------

* Have not commenced or have ceased operations



            o   U.S. Mid-Cap Value Portfolio
            o   U.S. Small-Cap Value Portfolio
            o   Value Portfolio

         Inactive Portfolios*:

            o   Balanced Plus Portfolio
            o   Growth Portfolio
            o   New York Municipal Portfolio
            o   Targeted Duration Portfolio
            o   Value II Portfolio

3.       The Universal Institutional Funds, Inc. ("Universal Funds")

         Active Portfolios:

            o   Active International Allocation Portfolio
            o   Core Plus Fixed Income Portfolio
            o   Emerging Markets Debt Portfolio
            o   Emerging Markets Equity Portfolio
            o   Equity and Income Portfolio
            o   Equity Growth Portfolio
            o   Global Franchise Portfolio
            o   Global Value Equity Portfolio
            o   High Yield Portfolio
            o   International Magnum Portfolio
            o   Mid-Cap Growth Portfolio
            o   Money Market Portfolio
            o   Small Company Growth Portfolio
            o   Technology Portfolio
            o   U.S. Mid-Cap Value Portfolio
            o   U.S. Real Estate Portfolio
            o   Value Portfolio

         Inactive Portfolios*:

            o   Asian Equity Portfolio
            o   Balanced Portfolio
            o   Capital Preservation Portfolio
            o   Core Equity Portfolio
            o   International Fixed Income Portfolio
            o   Investment Grade Fixed Income Portfolio
            o   Latin American Portfolio
            o   Multi-Asset Class Portfolio
            o   Targeted Duration Portfolio

4.       Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

----------

* Have not commenced or have ceased operations



         Inactive Portfolios*:

            o   Government Portfolio
            o   Government Securities Portfolio
            o   Money Market Portfolio
            o   Prime Portfolio
            o   Tax-Exempt Portfolio
            o   Treasury Portfolio
            o   Treasury Securities Portfolio


CLOSED-END INSTITUTIONAL FUNDS

5.       Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")
6.       Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")
7.       Morgan Stanley Emerging Markets Debt Fund, Inc.
         ("Emerging Markets Debt")
8.       Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")
9.       Morgan Stanley Global Opportunity Bond Fund, Inc.
         ("Global Opportunity")
10.      Morgan Stanley High Yield Fund, Inc. ("High Yield Fund")
11.      The Latin American Discovery Fund, Inc. ("Latin American Discovery")
12       The Malaysia Fund, Inc. ("Malaysia Fund")
13.      The Thai Fund, Inc. ("Thai Fund")
14.      The Turkish Investment Fund, Inc. ("Turkish Investment")

CLOSED-END HEDGE FUND

15.      Morgan Stanley Institutional Fund of Hedge Funds
         ("Fund of Hedge Funds")



----------

* Have not commenced or have ceased operations